                                                                                                                      EXHIBIT H
                                                  Energy Services Group Before Restructuring

                                                                CNG
                                                                 |
G.P.= general partnership        ________________________________|____________________________________________________
L.P.= limited partnership        |                                             |                 |                   |
                                CNG                                           CNG             CNG Power             CNG
                               Power                                         Energy           Services       Storage Service
                              Company                                       Services         Corporation          Company
                                 |                                             |                 |
                                 |                                             |                 |
                        _________|                                      Special purpose          CNG
                        |        |                                      subsidiaries and       Lakewood
                      Power      |         Liquids                        partnership            |
       ____________Generation    |_________Division                     interests in two         |
       |            Division     |                                     gathering systems         |
       |                         |                                                             1% G.P.
Special purpose                  |                                                           interest in
subsidiaries and                 |        Technical                                           Lakewood
partnership                      |________ Products                                           Cogen. L.P.
interests in                     |         Division
various                          |
independent                      |
power producers,                 |        Natural Gas
including a 34%                  |_______ Vehicle Div.
interest in                      |
Lakewood Cogen L.P.              |
                                 |       CNG Market
                                 |_______   Center
                                        Services, Inc.


                                                                                                                      EXHIBIT H
                                                  Energy Services Group After Restructuring
                                                                              CNG
G.P.= general partnership                                                      |
L.P.= limited partnership                           ___________________________|____________________________________
                                                    |                |                  |                         |
                                            CNG Market Center       CNG          CNG Products and              CNG Power
                                              Services, Inc.      Energy           Services, Inc.               Services
                                                                  Services              |                  Corporation
                                                                     |                  |                         |
                                                                     |                  |_Customer Service        CNG
                                                                     |                  |   Division          Lakewood
                                                                     |                  |                         |
                                                                     |                  |_CNG Technologies,     1% G.P.
                                                                     |                  |       Inc.          interest in
                                                                     |                  |                       Lakewood
                                                                     |                  |_Natural Gas          Cogen. L.P.
                                                                     |                    Vehicles Division
                _____________________________________________________|_____________________________________________________\
                |                                 |                                     |                                  /
            CNG Power                      Special purpose                          CNG Storage                  Future
       ______Company_____                 subsidiaires and                        Service Company             Subsidiaries
       |                |               partnership interests                                                  for Other
     Power           Liquids              in two gathering                                                        New
   Generation        Division                 systems                                                          Businesses
    Division
       |
Special purpose
subsidiaries and
partnership
interests in
various
independent
power producers,
including a 34%
interest in
Lakewood Cogen L.P.

Note:  Technical Products Division is eliminated under CNG Power Company; such division has been dormant for some time and is now regarded as non-existent.